EXHIBIT 99.6

                                                 MONTHLY OPERATING REPORT
------------------------------
CASE  NAME: OK TURBINES, INC.                    ACCRUAL BASIS
------------------------------
CASE  NUMBER: 00-42146-BJH-11                    02/13/95, RWD, 2/96
------------------------------
JUDGE:  BARBARA J. HOUSER
------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:


/s/ DREW KEITH                                                      CFO
--------------------------------------------               ---------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

Drew Keith                                                         7/3/00
--------------------------------------------               ---------------------
PRINTED NAME OF RESPONSIBLE PARTY                                   DATE

PREPARER:

/s/ JESSICA L. WILSON                                      Corporate Controller
--------------------------------------------               ---------------------
ORIGINAL SIGNATURE OF PREPARER                                     TITLE

Jessica L. Wilson                                                   7/3/00
--------------------------------------------               ---------------------
PRINTED NAME OF PREPARER                                             DATE

                                                 MONTHLY OPERATING REPORT
------------------------------
CASE  NAME: OK TURBINES, INC.                         ACCRUAL BASIS-1
------------------------------
CASE  NUMBER: 00-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------

COMPARATIVE  BALANCE  SHEET
----------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE            MONTH              MONTH              MONTH
ASSETS                                             AMOUNT            May-00
----------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED  CASH                      $  299,835         $  320,507
----------------------------------------------------------------------------------------------------------------
2.   RESTRICTED  CASH                        $        0
----------------------------------------------------------------------------------------------------------------
3.   TOTAL  CASH                             $  299,835         $  320,507          $       0          $       0
----------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS  RECEIVABLE  (NET)             $  569,077         $  594,876
----------------------------------------------------------------------------------------------------------------
5.   INVENTORY                               $4,135,448         $3,987,278
----------------------------------------------------------------------------------------------------------------
6.   NOTES  RECEIVABLE                       $        0         $        0
----------------------------------------------------------------------------------------------------------------
7.   PREPAID  EXPENSES                       $        0         $        0
----------------------------------------------------------------------------------------------------------------
8.   OTHER  (ATTACH  LIST)                   $   30,000        ($1,101,672)
----------------------------------------------------------------------------------------------------------------
9.   TOTAL  CURRENT  ASSETS                  $5,034,360         $3,800,990          $       0          $       0
----------------------------------------------------------------------------------------------------------------
10.  PROPERTY,  PLANT  &  EQUIPMENT          $  474,012         $  568,177
----------------------------------------------------------------------------------------------------------------
11.  LESS:  ACCUMULATED
     DEPRECIATION / DEPLETION                $        0         $   97,964
----------------------------------------------------------------------------------------------------------------
12.  NET  PROPERTY,  PLANT  &
     EQUIPMENT                               $  474,012         $  470,213          $       0          $       0
----------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                       $        0         $        0
----------------------------------------------------------------------------------------------------------------
14.  OTHER  ASSETS  -  NET  OF
     AMORTIZATION  (ATTACH  LIST)            $        0         $        0
----------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                     $        0         $        0
----------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                            $5,508,372         $4,271,202          $       0          $       0
----------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
----------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS  PAYABLE                                          $    8,923
----------------------------------------------------------------------------------------------------------------
18.  TAXES  PAYABLE                                             $        0
----------------------------------------------------------------------------------------------------------------
19.  NOTES  PAYABLE                                             $        0
----------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL  FEES                                         $        0
----------------------------------------------------------------------------------------------------------------
21.  SECURED  DEBT                                              $        0
----------------------------------------------------------------------------------------------------------------
22.  OTHER  (ATTACH  LIST)                                      $        0
----------------------------------------------------------------------------------------------------------------
23.  TOTAL  POSTPETITION
     LIABILITIES                                                $    8,923          $       0          $       0
----------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
----------------------------------------------------------------------------------------------------------------
24.  SECURED  DEBT                            $       0         $        0
----------------------------------------------------------------------------------------------------------------
25.  PRIORITY  DEBT                           $  28,268         $        0
----------------------------------------------------------------------------------------------------------------
26.  UNSECURED  DEBT                          $ 493,554         $  522,825
----------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                      $       0         $        0
----------------------------------------------------------------------------------------------------------------
28.  TOTAL  PREPETITION  LIABILITIES          $ 521,822         $  522,825          $       0          $       0
----------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                        $ 521,822         $  531,747          $       0          $       0
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
30.  PREPETITION  OWNERS'  EQUITY                               $3,790,619
----------------------------------------------------------------------------------------------------------------
31.  POSTPETITION  CUMULATIVE
     PROFIT  OR  (LOSS)                                        ($   51,164)
----------------------------------------------------------------------------------------------------------------
32.  DIRECT  CHARGES  TO  EQUITY
     (ATTACH  EXPLANATION)
----------------------------------------------------------------------------------------------------------------
33.  TOTAL  EQUITY                            $       0         $3,739,455          $       0          $       0
----------------------------------------------------------------------------------------------------------------
34.  TOTAL  LIABILITIES  &
     OWNERS'  EQUITY                          $ 521,822         $4,271,202          $       0          $       0
----------------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT
-------------------------------
CASE  NAME: OK TURBINES, INC.                         ACCRUAL BASIS-2
-------------------------------
CASE  NUMBER: 00-42146-BJH-11                           02/13/95, RWD, 2/96
-------------------------------

INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                                MONTH          MONTH           MONTH         QUARTER
REVENUES                                        MAY-00                                        TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS  REVENUES                          $296,737
------------------------------------------------------------------------------------------------------
2.    LESS:  RETURNS & DISCOUNTS               $0
------------------------------------------------------------------------------------------------------
3.    NET  REVENUE                             $296,737             $0              $0             $0
------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                 $258,368
------------------------------------------------------------------------------------------------------
5.    DIRECT  LABOR                             $41,241
------------------------------------------------------------------------------------------------------
6.    DIRECT  OVERHEAD                           $6,467
------------------------------------------------------------------------------------------------------
7.    TOTAL  COST  OF  GOODS  SOLD             $306,076             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS  PROFIT                             ($9,338)            $0              $0             $0
------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER  COMPENSATION            $7,933
------------------------------------------------------------------------------------------------------
10.   SELLING  &  MARKETING                        $207
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                  $23,532
------------------------------------------------------------------------------------------------------
12.   RENT  &  LEASE                             $6,353
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0
------------------------------------------------------------------------------------------------------
14.   TOTAL  OPERATING  EXPENSES                $38,025             $0              $0             $0
------------------------------------------------------------------------------------------------------
15.   INCOME  BEFORE  NON-OPERATING
      INCOME & EXPENSE                         ($47,363)            $0              $0             $0
------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT.  LIST)              $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT.  LIST)             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST  EXPENSE                              $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                   $3,801
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                   $0
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0
------------------------------------------------------------------------------------------------------
22.   NET  OTHER INCOME & EXPENSES               $3,801             $0              $0             $0
------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL  FEES                             $0
------------------------------------------------------------------------------------------------------
24.   U.S.  TRUSTEE  FEES                            $0
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0
------------------------------------------------------------------------------------------------------
26.   TOTAL  REORGANIZATION  EXPENSES                $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
27.   INCOME  TAX                                    $0
------------------------------------------------------------------------------------------------------
28.   NET  PROFIT  (LOSS)                      ($51,164)            $0              $0             $0
------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

-----------------------------
CASE  NAME: OK TURBINES, INC.                    ACCRUAL BASIS-3
-----------------------------
CASE  NUMBER: 00-42146-BJH-11                    02/13/95, RWD, 2/96
-----------------------------

----------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                              MONTH            MONTH           MONTH           QUARTER
                                               ------------------------------------------------
DISBURSEMENTS                                    MAY-00                                            TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH               $299,835                                         $299,835
----------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH  SALES                                     $0                                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                               $213,597                                         $213,597
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                               $48,336                                          $48,336
----------------------------------------------------------------------------------------------------------
5.    TOTAL  OPERATING  RECEIPTS                $261,933              $0               $0        $261,933
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS  &  ADVANCES  (ATTACH  LIST)              $0                                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE  OF  ASSETS                                $0                                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER  (ATTACH  LIST)                       $1,773                                           $1,773
----------------------------------------------------------------------------------------------------------
9.    TOTAL  NON-OPERATING  RECEIPTS              $1,773              $0               $0          $1,773
----------------------------------------------------------------------------------------------------------
10.   TOTAL  RECEIPTS                           $263,706              $0               $0        $263,706
----------------------------------------------------------------------------------------------------------
11.   TOTAL  CASH  AVAILABLE                    $563,541              $0               $0        $563,541
----------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET  PAYROLL                               $94,856                                          $94,856
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                          $7,086                                           $7,086
----------------------------------------------------------------------------------------------------------
14.   SALES,  USE  &  OTHER  TAXES  PAID              $0                                               $0
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                   $2,720                                           $2,720
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                      $77                                              $77
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0                                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY  PURCHASES                       $54,273                                          $54,273
----------------------------------------------------------------------------------------------------------
19.   VEHICLE  EXPENSES                               $0                                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                        $129                                             $129
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                 $212                                             $212
----------------------------------------------------------------------------------------------------------
22.   REPAIRS  &  MAINTENANCE                    $61,338                                          $61,338
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                    $2,016                                           $2,016
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0                                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER  (ATTACH  LIST)                      $20,829                                          $20,829
----------------------------------------------------------------------------------------------------------
26.   TOTAL  OPERATING  DISBURSEMENTS           $243,536              $0               $0        $243,536
----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL  FEES                              $0                                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S.  TRUSTEE  FEES                             $0                                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER  (ATTACH  LIST)                           $0                                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL  REORGANIZATION  EXPENSES                 $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL  DISBURSEMENTS                      $243,536              $0               $0        $243,536
----------------------------------------------------------------------------------------------------------
32.   NET  CASH  FLOW                            $20,170              $0               $0         $20,170
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                       $320,005              $0               $0        $320,005
----------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

-----------------------------
CASE  NAME: OK TURBINES, INC.                    ACCRUAL BASIS-4
-----------------------------
CASE  NUMBER: 00-42146-BJH-11                    02/13/95, RWD, 2/96
-----------------------------

------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE          MONTH            MONTH            MONTH
                                                                    ----------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                               AMOUNT          MAY-00
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                             $265,885
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                            $123,329
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                            $131,150
------------------------------------------------------------------------------------------------------------------
4.     91+                                                               $87,356
------------------------------------------------------------------------------------------------------------------
5.     TOTAL  ACCOUNTS  RECEIVABLE                            $0        $607,720               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT  CONSIDERED  UNCOLLECTIBLE                                 $12,844
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS  RECEIVABLE  (NET)                            $0        $594,876               $0              $0
------------------------------------------------------------------------------------------------------------------



AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                             MONTH:           MAY-00

------------------------------------------------------------------------------------------------------------------
                                            0-30            31-60            61-90            91+
TAXES  PAYABLE                              DAYS             DAYS            DAYS             DAYS           TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL  TAXES  PAYABLE                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS  PAYABLE                 $8,923               $0              $0               $0          $8,923
------------------------------------------------------------------------------------------------------------------


STATUS  OF  POSTPETITION  TAXES                                           MONTH:           May-00

------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING         AMOUNT                          ENDING
                                                            TAX         WITHHELD AND/        AMOUNT         TAX
FEDERAL                                                  LIABILITY*      0R ACCRUED           PAID       LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL  FEDERAL  TAXES                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL  PROPERTY                                         $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL  PROPERTY                                     $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL  STATE  &  LOCAL                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL  TAXES                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                 MONTHLY OPERATING REPORT

-----------------------------
CASE  NAME: OK TURBINES, INC.                    ACCRUAL BASIS-5
-----------------------------
CASE  NUMBER: 00-42146-BJH-11                    02/13/95, RWD, 2/96
-----------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:          May-00
BANK  RECONCILIATIONS

                                              ACCOUNT #1      ACCOUNT #2      ACCOUNT #3
----------------------------------------------------------------------------------------------------------
A.     BANK:                               Bank of America  Bank of America  Bank of America
---------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                       15819-20089      00127-09156      00129-09155          TOTAL
---------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                        Operating         Payroll         Operating
----------------------------------------------------------------------------------------------------------
1.     BALANCE  PER  BANK  STATEMENT           $385,493                 $0              $0        $385,493
----------------------------------------------------------------------------------------------------------
2.     ADD:  TOTAL  DEPOSITS  NOT  CREDITED          $0                 $0              $0              $0
----------------------------------------------------------------------------------------------------------
3.     SUBTRACT:  OUTSTANDING  CHECKS          $ 65,487                 $0              $0        $ 65,487
----------------------------------------------------------------------------------------------------------
4.     OTHER  RECONCILING  ITEMS                     $0                 $0              $0              $0
----------------------------------------------------------------------------------------------------------
5.     MONTH  END  BALANCE  PER  BOOKS         $320,006                 $0              $0        $320,006
----------------------------------------------------------------------------------------------------------
6.     NUMBER  OF  LAST  CHECK  WRITTEN            5050     Account closed  Account closed
----------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS

                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                PURCHASE       INSTRUMENT         PRICE           VALUE
----------------------------------------------------------------------------------------------------------
7.     N/A
----------------------------------------------------------------------------------------------------------
8.     N/A
----------------------------------------------------------------------------------------------------------
9.     N/A
----------------------------------------------------------------------------------------------------------
10.    N/A
----------------------------------------------------------------------------------------------------------
11.    TOTAL  INVESTMENTS                                                             $0             $0
----------------------------------------------------------------------------------------------------------

CASH
----------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                               $502
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
13.    TOTAL  CASH  -  END  OF MONTH                                                              $320,507
----------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

-----------------------------
CASE  NAME: OK TURBINES, INC.                    ACCRUAL BASIS-6
-----------------------------
CASE  NUMBER: 00-42146-BJH-11                    02/13/95, RWD, 2/96
-----------------------------

                                                 MONTH:   May 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS

--------------------------------------------------------------------
                       TYPE OF           AMOUNT      TOTAL PAID
        NAME           PAYMENT            PAID         TO DATE
--------------------------------------------------------------------
1.   GREGG NIMMO       Reimbursment      $8,001        $8,001
--------------------------------------------------------------------
2.   GREGG NIMMO       Salary            $7,933        $7,933
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                       $15,934       $15,934
--------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                       PROFESSIONALS

------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
        NAME               PAYMENT        APPROVED        PAID         TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                             $0            $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID         TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1. City of Hollister - Building Rent         $2,335        $2,335            $0
--------------------------------------------------------------------------------
2. Other                                    various           $385
--------------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------------
6. TOTAL                                     $2,335        $2,720            $0
--------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

-----------------------------
CASE  NAME: OK TURBINES, INC.                    ACCRUAL  BASIS-7
-----------------------------
CASE  NUMBER: 00-42146-BJH-11                    02/13/95, RWD, 2/96
-----------------------------

                                                 MONTH:      MAY-00

QUESTIONNAIRE
--------------------------------------------------------------------------------------------
                                                                                  YES    NO
--------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
    BUSINESS THIS REPORTING PERIOD?                                                      X
--------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
    POSSESSION ACCOUNT?                                                                  X
--------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
    RELATED PARTIES?                                                                     X
--------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
    PERIOD?                                                                              X
--------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?              X
--------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                         X
--------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                         X
--------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                     X
--------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                           X
--------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                           X
--------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                    X
--------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                      X
--------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
--------------------------------------------------------------------------------


INSURANCE
--------------------------------------------------------------------------------------------
                                                                                  YES    NO
--------------------------------------------------------------------------------------------
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
--------------------------------------------------------------------------------------------
2.    ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                  X
--------------------------------------------------------------------------------------------
3.    PLEASE  ITEMIZE  POLICIES  BELOW.
--------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS

--------------------------------------------------------------------------------
     TYPE  OF                                                     PAYMENT AMOUNT
      POLICY             CARRIER         PERIOD COVERED            & FREQUENCY
--------------------------------------------------------------------------------
See Kitty Hawk, Inc.
Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------
CASE  NAME: OK TURBINES, INC.                          FOOTNOTES SUPPLEMENT
-----------------------------
CASE  NUMBER: 00-42146-BJH-11                                ACCRUAL BASIS
-----------------------------

                                             MONTH:  May-00

--------------------------------------------------------------------------------
 ACCRUAL BASIS      LINE
  FORM NUMBER      NUMBER                  FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------
       3             12         All payroll is paid out of Kitty Hawk
--------------------------------------------------------------------------------
                     13         Charters, Inc. (Case #400-42142) and
--------------------------------------------------------------------------------
                                allocated to the Company. Related payroll taxes
--------------------------------------------------------------------------------
                                are disbursed out of and reported at KH
--------------------------------------------------------------------------------
                                Charters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       6                        All Professional fees related to the
--------------------------------------------------------------------------------
                                Reorganization of the Company are disbursed out
--------------------------------------------------------------------------------
                                of Kitty Hawk, Inc. (Parent Company). Refer to
--------------------------------------------------------------------------------
                                Case # 400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       7                        All insurance plans related to the Company are
--------------------------------------------------------------------------------
                                carried at Kitty Hawk, Inc. (Parent Company).
--------------------------------------------------------------------------------
                                Refer to Case # 400-42141.
--------------------------------------------------------------------------------

CASE  NAME: OK TURBINES, INC.

CASE  NUMBER: 00-42146-BJH-11

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1

8.  OTHER (ATTACH LIST) .............................   $(1,101,672)Reported
                                                        ----------
        Intercompany Receivables ....................   (1,138,503)
        Uncollectible A/R ...........................       12,844
        Security Deposit ............................       23,987
                                                        ----------
                                                        (1,101,672)Detail

                                                        ----------
                                                                 0 Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST) .............................        1,773 Reported
                                                        ----------
        Credit card charges .........................        1,163
        Shipping ....................................            7
        Customer overpayment ........................          603
                                                        ----------
                                                             1,773 Detail

                                                        ----------
                                                                 - Difference

25. OTHER (ATTACH LIST) .............................       20,829 Reported
                                                        ----------
        Bank Fees ...................................          896
        Freight .....................................        6,921
        Building Maintenance ........................        4,018
        Subscriptions ...............................        1,589
        Refunds .....................................        2,198
        Postage .....................................          200
        Outside Services ............................          100
        Phones ......................................          401
        Federal Express Reinstatement ...............        4,506
                                                        ----------
                                                            20,829 Detail

                                                        ----------
                                                                 - Difference